EXHIBIT 32.0

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350.

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joel S. Marcus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Alexandria Real Estate Equities, Inc. for the quarter ended September 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alexandria Real Estate Equities, Inc.

Date: October 26, 2020

/s/ Joel S. Marcus
Joel S. Marcus
Executive Chairman
I, Stephen A. Richardson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Alexandria Real Estate Equities, Inc. for the quarter ended September 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alexandria Real Estate Equities, Inc.

Date: October 26, 2020

/s/ Stephen A. Richardson
Stephen A. Richardson
Co-Chief Executive Officer
I, Peter M. Moglia, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Alexandria Real Estate Equities, Inc. for the quarter ended September 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alexandria Real Estate Equities, Inc.

Date: October 26, 2020

/s/ Peter M. Moglia
Peter M. Moglia
Co-Chief Executive Officer and Co-Chief Investment Officer
I, Dean A. Shigenaga, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Alexandria Real Estate Equities, Inc. for the quarter ended September 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alexandria Real Estate Equities, Inc.

Date: October 26, 2020

/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer